UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 29, 2024
Date of Report (date of earliest event reported)

HAGERTY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40244	86-1213144
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 Drivers Edge
Traverse City, Michigan 49684
(Address of principal executive offices and zip code)

(800) 922-4050
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HGTY	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	HGTY.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement

On May 29, 2024, The Hagerty Group, LLC (the “Borrower”) entered into an Eleventh Amendment (the “Eleventh Amendment”) to the Amended and Restated Credit Agreement (“Credit Agreement”), which amended the terms of its credit facility with JPMorgan Chase Bank, N.A., as administrative agent, issuing bank and swingline lender, the foreign subsidiary borrowers party thereto, and the other financial institutions party thereto as lenders (the “Lenders”).

The Eleventh Amendment amends the existing Credit Agreement to (i) add Wells Fargo Bank, National Association (“Wells Fargo”) as a new Lender under the Credit Agreement; and (ii) provide for an additional incremental revolving commitment of $75.0 million funded by Wells Fargo.

In the ordinary course of their respective businesses, one or more of the Lenders, or their affiliates, have or may have various relationships with Hagerty, Inc. (the “Company”), the Borrower, and their subsidiaries (the “Company Group”), involving the provision of a variety of financial services, including cash management, commercial banking, investment banking, advisory or other financial services, for which they received, or will receive, customary fees and expenses. In addition, the Company Group may have entered into interest rate and foreign exchange derivative arrangements with one or more Lenders, or their affiliates.

The foregoing description of the Eleventh Amendment and the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Eleventh Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 above is hereby incorporated by reference into this Item 2.03 as if fully set forth herein.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of President of Insurance

On May 31, 2024, the Company announced the appointment of Jeff Briglia, age 54, as its President of Insurance, effective July 1, 2024, to lead all aspects of the Company’s insurance operations. Mr. Briglia has served as President and Chief Executive Officer of Plymouth Rock Management Company of New Jersey since May 2020, where he oversaw Plymouth Rock Assurance’s Direct and Partner Group. In this role, Mr. Briglia was responsible for the direct-to-customer and strategic partnership distribution channels. Before joining Plymouth Rock, Mr. Briglia was the Chief Operating Officer and Chief Insurance Officer for Metromile Insurance from January 2019 to April 2020. Mr. Briglia also held executive leadership positions at market leaders including Progressive and Allstate, and challenger brand Mercury Insurance.

In connection with his appointment, Mr. Briglia entered into an employment agreement with the Company (the “Employment Agreement”), pursuant to which he will receive (i) an annual base salary of $650,000 (“Base Salary”), (ii) a one-time cash sign-on bonus of $50,000, and (iii) a restricted stock unit grant in the amount of $350,000 to be made on July 1, 2024 or, if his start date is commences after July 1, 2024, on October 1, 2024, subject to his continued employment with the Company through the applicable grant date. Mr. Briglia’s restricted stock grant will vest over three-years, subject to his continued employment with the Company through each applicable vesting date.

Mr. Briglia will also be eligible to participate in the Company’s Amended and Restated Annual Incentive Plan (the “Annual Incentive Plan”) through which he is eligible to receive payments based on the attainment of performance goals as provided in the Annual Incentive Plan, subject to his continued employment through the applicable payment date. Mr. Briglia’s target incentive payment for each calendar year will not be less than 75% of his Base Salary, provided that, solely for calendar year 2024, Mr. Briglia’s payment shall be at least $250,000.

In addition, Mr. Briglia will be eligible to receive annual equity awards under the Company’s 2021 Equity Incentive Plan (the “Plan”), with a target grant date value for each grant of such awards equal to 150% of his then current base salary.

Mr. Briglia’s equity grants will be subject to the terms of the Plan and related award agreements. Mr. Briglia will also receive medical and other benefits consistent with the Company’s standard policies.

The above description of the Employment Agreement is not complete and is qualified in its entirety by reference to the text of the Employment Agreement, which is filed with this report as Exhibit 10.2 and incorporated by reference herein.

There are no family relationships between Mr. Briglia and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer. Additionally, there are no arrangements or understandings between Mr. Briglia and any other person pursuant to which Mr. Briglia was selected as an officer of the Company, nor are there any transactions to which the Company is or was a participant and in which Mr. Briglia had or will have a direct or indirect material interest subject to disclosure under Item 404(a) of Regulation S-K.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure set forth in Item 1.01 above is hereby incorporated by reference into this Item 2.03 as if fully set forth herein.

Item 7.01     Regulation FD Disclosure.

On May 31, 2024, the Company issued a press release announcing Mr. Briglia’s appointment as its President of Insurance effective July 1, 2024, which is attached hereto to as Exhibit 99.1.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1
Eleventh Amendment to Amended and Restated Credit Agreement, dated as of May 29, 2024, among The Hagerty Group, LLC, Wells Fargo Bank, National Association, and JPMorgan Chase Bank, N.A., as administrative agent, issuing bank and swingling lender, filed herewith.

10.2	Employment Agreement, effective as of July 1, 2024, by and between the Company and Jeff Briglia.
99.1	Press Release, Dated May 31, 2024.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAGERTY, INC.

/s/ Diana Chafey
Date: May 31, 2024	Diana Chafey
Chief Legal Officer and Corporate Secretary